CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
REVENUES	$ 11,538	$ 1,554	$ 3,883
RESEARCH AND DEVELOPMENT EXPENSES	17,803	23,541	12,682
GENERAL AND ADMINISTRATIVE EXPENSES	5,749	7,373	7,445
OTHER INCOME, net	0	55	0
TOTAL OPERATING LOSS	(12,014)	(29,305)	(16,244)
FINANCIAL INCOME, net	1,434	2,067	1,321
NET LOSS FOR THE YEAR	$ (10,580)	$ (27,238)	$ (14,923)
BASIC LOSS PER ORDINARY SHARE	$ (0.38)	$ (1.01)	$ (0.65)
DILUTED LOSS PER ORDINARY SHARE	$ (0.38)	$ (1.01)	$ (0.65)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING USED IN COMPUTATION OF BASIC LOSS PER SHARE	27,857,620	27,087,081	23,128,722
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING USED IN COMPUTATION OF DILUTED LOSS PER SHARE	27,857,620	27,087,081	23,128,722